EXHIBIT 99.2
Hollywood Media Corp.
Pro Forma Financial Information
(Unaudited)
Introduction
On August 24, 2007, Hollywood Media Corp. (the “Company”) entered into and simultaneously closed on a definitive asset purchase agreement with West World Media LLC (“WWM”), pursuant to which Hollywood Media sold to WWM substantially all of the assets of its wholly-owned subsidiary, Showtimes.com, Inc. (“Source”), for a cash purchase price of $23,000,000, subject to a potential post-closing adjustment. The following Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared to illustrate the effect of the sale of substantially all of the assets of Source, as a discontinued operation, on the historical financial position and results of operations of the Company.
The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2006 and 2007, and for the years ended December 31, 2004, 2005 and 2006, reflect the sale of assets of Source that occurred on August 24, 2007, as if the sale had occurred as of as of January 1 of each such year. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007 reflects the sale of assets of Source as if the sale occurred on June 30, 2007.
The Unaudited Pro Forma Condensed Consolidated Financial Statements are based upon available information and assumptions that the Company believes are reasonable under the circumstances. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the financial condition or results of operations that would have been achieved had the sale of assets of Source occurred on the date indicated. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements. The Unaudited Pro Forma Condensed Consolidated Financial Statements, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Quarterly Report on Form 10-Q for the period ended June 30, 2007, and its Annual Report on Form 10-K for the year ended December 31, 2006.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months ended June 30, 2007
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(9)	Source(6)	Hollywood Media Corp.
NET REVENUES
Ticketing	$58,784,512	$—	$58,784,512
Other	9,141,780	(3,288,016)	5,853,764

	67,926,292	(3,288,016)	64,638,276

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	50,176,228	—	50,176,228
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	3,993,379	(986,415)	3,006,964
Selling, general and administrative	8,168,931	(374,620)	7,794,311
Payroll and benefits	8,823,247	(748,722)	8,074,525
Depreciation and amortization	945,314	(87,868)	857,446

Total operating costs and expenses	72,107,099	(2,197,625)	69,909,474

Income (loss) from operations	(4,180,807)	1,090,391	(5,271,198)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	875	—	875

OTHER INCOME (EXPENSE)

Interest, net	(320,286)	665	(319,621)
Other, net	(1,526)	40,788	39,262

Income (loss) before minority interest	(4,501,744)	1,048,938	(5,550,682)

MINORITY INTEREST IN (INCOME) OF SUBSIDIARIES	(382)	—	(382)

Net income (loss)	$(4,502,126)	$1,048,938	$(5,551,064)

Basic and diluted income (loss) per common share	$(0.13)		$(0.17)

Weighted average common and common equivalent shares outstanding — basic and diluted	33,351,780		33,351,780

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months ended June 30, 2006
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(9)	Source(6)	Hollywood Media Corp.
NET REVENUES
Ticketing	$45,436,255	$—	$45,436,255
Other	8,673,661	(3,113,598)	5,560,063

	54,109,916	(3,113,598)	50,996,318

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	37,924,753	—	37,924,753
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	3,360,059	(899,083)	2,460,976
Selling, general and administrative	7,278,119	(350,263)	6,927,856
Payroll and benefits	7,856,577	(693,043)	7,163,534
Depreciation and amortization	1,011,488	(87,246)	924,242

Total operating costs and expenses	57,430,996	(2,029,635)	55,401,361

Income (loss) from operations	(3,321,080)	1,083,963	(4,405,043)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	(1,768)	—	(1,768)

OTHER INCOME (EXPENSE)

Interest, net	(1,183,962)	168	(1,183,794)
Change in derivative liability	344,000	—	344,000
Other, net	(82,734)	250	(82,484)

Income (loss) before minority interest and discontinued operations	(4,245,544)	1,083,545	(5,329,089)

MINORITY INTEREST IN (INCOME) OF SUBSIDIARIES	30,256	—	30,256

Income (loss) from continuing operations	(4,215,288)	1,083,545	(5,298,833)

Income from discontinued operations	474,870	—	474,870

Net income (loss)	$(3,740,418)	$1,083,545	$(4,823,963)

Basic and diluted income (loss) per common share
Continuing operations	$(0.13)		$(0.16)
Discontinued operations	0.01		0.01

Total basic and diluted net income (loss) per share	$(0.12)		$(0.15)

Weighted average common and common equivalent shares outstanding — basic and diluted	32,480,256		32,480,256

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year ended December 31, 2006
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(5)	Source(6)	Hollywood Media Corp.
NET REVENUES
Ticketing	$98,102,961	$—	$98,102,961
Data	6,478,478	(6,478,478)	—
Other	11,314,021	—	11,314,021

	115,895,460	(6,478,478)	109,416,982

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	81,928,952	—	81,928,952
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	7,204,546	(1,873,048)	5,331,498
Selling, general and administrative	15,589,131	(704,863)	14,884,268
Payroll and benefits	15,600,177	(1,482,798)	14,117,379
Depreciation and amortization	1,879,405	(176,978)	1,702,427

Total operating costs and expenses	122,202,211	(4,237,687)	117,964,524

Income (loss) from operations	(6,306,751)	2,240,791	(8,547,542)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	12,227	—	12,227

OTHER INCOME (EXPENSE)

Interest, net	(1,788,241)	506	(1,787,735)
Change in derivative liability	640,536	—	640,536
Other, net	1,025	2,885	3,910

Income (loss) before minority interest and discontinued operations	(7,441,204)	2,237,400	(9,678,604)

MINORITY INTEREST IN LOSSES OF SUBSIDIARIES	4,910	—	4,910

Income (loss) from continuing operations	(7,436,294)	2,237,400	(9,673,694)

Gain on sale of discontinued operations, net of income taxes of $524,265	16,328,241	—	16,328,241
Income from discontinued operations	630,566	—	630,566

Income from discontinued operations	16,958,807	—	16,958,807

Net income	$9,522,513	$2,237,400	$7,285,113

Basic and diluted income (loss) per common share
Continuing operations	$(0.23)		$(0.30)
Discontinued operations	0.52		0.52

Total basic and diluted net income (loss) per share	$0.29		$0.22

Weighted average common and common equivalent shares outstanding — basic and diluted	32,761,848		32,761,848

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year ended December 31, 2005
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(5)	Source(6)	Hollywood Media Corp.
NET REVENUES
Ticketing	$78,890,718	$—	$78,890,718
Data	5,359,222	(5,359,222)	—
Other	6,105,090	—	6,105,090

	90,355,030	(5,359,222)	84,995,808

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	67,515,534	—	67,515,534
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	4,779,185	(1,788,094)	2,991,091
Selling, general and administrative	11,452,679	(634,591)	10,818,088
Payroll and benefits	14,688,004	(1,101,018)	13,586,986
Depreciation and amortization	1,468,334	(199,188)	1,269,146

Total operating costs and expenses	99,903,736	(3,722,891)	96,180,845

Income (loss) from operations	(9,548,706)	1,636,331	(11,185,037)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	533,228	—	533,228

OTHER INCOME (EXPENSE)

Interest, net	(546,171)	574	(545,597)
Change in derivative liability	87,037	—	87,037
Other, net	44,523	339	44,862

Income (loss) before minority interest and discontinued operations	(9,430,089)	1,635,418	(11,065,507)

MINORITY INTEREST IN (INCOME) OF SUBSIDIARIES	(168,107)	—	(168,107)

Income (loss) from continuing operations	(9,598,196)	1,635,418	(11,233,614)

Income from discontinued operations	685,014	—	685,014

Net income (loss)	$(8,913,182)	$1,635,418	$(10,548,600)

Basic and diluted income (loss) per common share
Continuing operations	$(0.30)		$(0.36)
Discontinued operations	0.02		0.02

Total basic and diluted net income (loss) per share	$(0.28)		$(0.34)

Weighted average common and common equivalent shares outstanding — basic and diluted	31,470,307		31,470,307

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year ended December 31, 2004
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(5)	Source(6)	Hollywood Media Corp.
NET REVENUES
Ticketing	$59,689,971	$—	$59,689,971
Data	4,601,047	(4,601,047)	—
Other	5,298,223	—	5,298,223

	69,589,241	(4,601,047)	64,988,194

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	51,781,133	—	51,781,133
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	4,057,680	(1,691,954)	2,365,726
Selling, general and administrative	10,237,259	(559,887)	9,677,372
Payroll and benefits	11,021,138	(891,119)	10,130,019
Amortization of CBS advertising	38,807	—	38,807
Depreciation and amortization	1,579,201	(102,766)	1,476,435

Total operating costs and expenses	78,715,218	(3,245,726)	75,469,492

Income (loss) from operations	(9,125,977)	1,355,321	(10,481,298)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	576,317	—	576,317

OTHER INCOME (EXPENSE)

Interest, net	(2,608,776)	28,166	(2,580,610)
Other, net	3,334	333	3,667

Income (loss) before minority interest and discontinued operations	(11,155,102)	1,326,822	(12,481,924)

MINORITY INTEREST IN (INCOME) OF SUBSIDIARIES	(388,383)	—	(388,383)

Income (loss) from continuing operations	(11,543,485)	1,326,822	(12,870,307)

Loss from discontinued operations	(54,314)	—	(54,314)

Net income (loss)	$(11,597,799)	$1,326,822	$(12,924,621)

Basic and diluted income (loss) per common share
Continuing operations	$(0.42)		$(0.46)
Discontinued operations	(0.00)		(0.00)

Total basic and diluted net income (loss) per share	$(0.42)		$(0.46)

Weighted average common and common equivalent shares outstanding — basic and diluted	27,784,850		27,784,850

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2007
(Unaudited)

	Historical	Sale of		Pro Forma
	Hollywood Media Corp.(5)	Source		Hollywood Media Corp.
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$12,616,083	$23,000,000	(1)	$35,616,083
Receivables, net	3,930,807	(673,181	)(2)	3,257,626
Inventories held for sale	5,848,721	—		5,848,721
Deferred ticket costs	15,160,113	—		15,160,113
Prepaid expenses	2,839,284	(773,621	)(2),(8)	2,065,663
Other receivables	2,603,772	(13,015	)(2)	2,590,757
Other current assets	3,236,004	(959	)(2)	3,235,045

Total current assets	46,234,784	21,539,224		67,774,008

PROPERTY AND EQUIPMENT, net	2,235,507	(119,354	)(2)	2,116,153
INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED INVESTEES	283,113	—		283,113
INTANGIBLE ASSETS, net	1,646,957	—		1,646,957
GOODWILL	39,595,612	(9,376,256	)(2)	30,219,356
OTHER ASSETS	126,045	(1,170	)(2)	124,875

TOTAL ASSETS	$90,122,018	$12,042,444		$102,164,462

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	4,791,074	(197,962	)(2)	$4,593,112
Accrued expenses and other	5,540,145	2,562,341	(2),(3),(7),(8)	8,102,486
Deferred revenue	23,352,105	(86,824	)(2)	23,265,281
Customer deposits	1,807,346	—		1,807,346
Current portion of capital lease obligations	51,913	(9,492	)(2)	42,421

Total current liabilities	35,542,583	2,268,063		37,810,646

DEFERRED REVENUE	551,663	(67,200	)(2)	484,463
CAPITAL LEASE OBLIGATIONS, less current portion	114,991	(13,449	)(2)	101,542
MINORITY INTEREST	2,789	—		2,789
OTHER DEFERRED LIABILITY	304,196	(59,270	)(2)	244,926

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred Stock, $.01 par value, 1,000,000 shares authorized; none outstanding	—	—		—
Common stock, $.01 par value, 100,000,000 shares authorized; 33,769,673 and 33,476,530 shares issued and outstanding at June 30, 2007 and December 31, 2006, respectively	337,697	—		337,697
Additional paid-in capital	314,343,942	—		314,343,942
Accumulated deficit	(261,075,843)	9,914,300	(4)	(251,161,543)

Total shareholders’ equity	53,605,796	9,914,300		63,520,096

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$90,122,018	$12,042,444		$102,164,462

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
Notes to the Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

(1)	To record the cash proceeds of $23,000,000.

(2)	Represents adjustments to eliminate assets and liabilities of the Source business.

(3)	The amount includes an accrual for estimated transaction expenses, costs and fees associated with sale of $2,448,946.

(4)	To record the gain on sale of the assets of the Source business based on cash consideration:

Proceeds received	$23,000,000
Net assets sold	(9,636,754)
Accrued transaction expense	(2,448,946)

Gain on sale before taxes	$10,914,300
Income taxes	(1,000,000)

Net gain	$9,914,300

(5)	Represents the Consolidated Balance Sheet included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007 and the Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2006, 2005 and 2004, as applicable.

(6)	Represents adjustments to eliminate the results of operations of Source that the Company believes are directly attributable to the sale and are factually supportable and will not continue after sale.

(7)	The line item includes an accrual for estimated state and federal income tax liabilities as a result of the sale of $1,000,000.

(8)	The amount includes $690,627 in items accrued for and capitalized prior to filing of the Form 10-Q for the period ended June 30, 2007.

(9)	Represents the Consolidated Statements of Operations included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007 and 2006, as applicable.